UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2016 (January 28, 2016)

TWINLAB CONSOLIDATED HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Golisano Holdings LLC

On January 28, 2016, Golisano Holdings LLC, a New York limited liability company (“Golisano LLC”), lent Twinlab Consolidated Holdings, Inc. (the “Company”) $2,500,000.00 pursuant to an Unsecured Promissory Note, dated January 28, 2016 (the “Golisano Note”). The Golisano Note matures on January 28, 2019. Interest on the outstanding principal accrues at a rate of 8.5% per year. The principal of the Golisano Note is payable in twenty-four (24) monthly installments of $104,166.67 commencing on February 28, 2017.

The Golisano Note provides that the Company issue into escrow in the name of Golisano LLC a warrant to purchase an aggregate of 1,136,363 shares of the company’s common stock, par value $.001 per share (the “Common Stock”), at an exercise price of $.01 per share (the “Golisano Warrant”).

The Golisano Warrant will not be released from escrow or be exercisable unless and until the Company fails to pay Golisano LLC the entire unamortized principal amount of the Golisano Note and any accrued and unpaid interest thereon as of January 28, 2019 or such earlier date as is required pursuant to an Acceleration Notice (as defined in the Golisano Note).

The Company has reserved 1,136,363 shares of Common Stock for issuance under the Golisano Warrant. The Golisano Warrant, if exercisable, expires on February 28, 2022.

The Golisano Warrant is also subject to customary adjustments upon any recapitalization, capital reorganization or reclassification, consolidation, merger or transfer of all or substantially all of the assets of the Company.

The Company and Golisano LLC previously entered into a Registration Rights Agreement, dated as of October 5, 2015 (the “Registration Rights Agreement”), granting Golisano LLC certain registration rights for certain shares of Common Stock. The shares of Common Stock issuable pursuant to the Golisano Warrant are also entitled to the benefits of the Registration Rights Agreement.

The forgoing descriptions of the (i) Golisano Note; and (ii) Golisano Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of such document, which document was filed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 8, 2015 and hereby incorporated by reference herein.

GREAT HARBOR CAPITAL, LLC

On January 28, 2016, GREAT HARBOR CAPITAL, LLC, a Delaware limited liability company (“GH LLC”), lent the Company $2,500,000.00 pursuant to an Unsecured Promissory Note, dated January 28, 2016 (the “GH Note”). The GH Note matures on January 28, 2019. Interest on the outstanding principal accrues at a rate of 8.5% per year. The principal of the GH Note is payable in twenty-four (24) monthly installments of $104,166.67 commencing on February 28, 2017.

2

The GH Note provides that the Company issue into escrow in the name of GH LLC a warrant to purchase an aggregate of 1,136,363 shares of Common Stock at an exercise price of $.01 per share (the “GH Warrant”).

The GH Warrant will not be released from escrow or be exercisable unless and until the Company fails to pay GH LLC the entire unamortized principal amount of the GH Note and any accrued and unpaid interest thereon as of January 28, 2019 or such earlier date as is required pursuant to an Acceleration Notice (as defined in the GH Note).

The Company has reserved 1,136,363 shares of Common Stock for issuance under the GH Warrant. The GH Warrant, if exercisable, expires on February 28, 2022.

The GH Warrant is also subject to customary adjustments upon any recapitalization, capital reorganization or reclassification, consolidation, merger or transfer of all or substantially all of the assets of the Company.

The GH Warrant grants GH LLC certain registration rights for the shares of Common Stock issuable upon exercise of the GH Warrant.

The forgoing descriptions of the (i) GH Note; and (ii) GH Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Midcap Funding X Trust

As previously reported by the Company in the Company’s (i) Current Report on Form 8-K filed with the SEC on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015, (iv) Current Report on Form 8-K filed with the SEC on July 7, 2015, (v) Current Report filed with the SEC on September 15, 2015, and (vi) Current Report filed with SEC on October 8, 2015, the Company and its direct and indirect wholly owned subsidiaries, Twinlab Consolidation Corporation (“TCC”), Twinlab Holdings, Inc. (“THI”), Twinlab Corporation (“Twinlab”), ISI Brands Inc. (“ISI”), NutraScience Labs, Inc. (“NSL”), NutraScience Labs IP Corporation (“NSLIP”), Organic Holdings LLC (“Organic”), Reserve Life Organics, LLC (“Reserve”), Resvitale, LLC (“Resvitale”), Re-Body, LLC (“Re-Body”), Innovitamin Organics, LLC (“Innovitamin”), Organics Management LLC (“Organics Mgmt.”), Cocoawell, LLC (“Cocoawell”), Fembody, LLC (“Fembody”), Reserve Life Nutrition, L.L.C. (“Reserve Life”), Innovita Speciality Distribution, LLC (“Innovita”) and Joie Essance, LLC (“Joie” and with the Company, TCC, THI, Twinlab, ISI, NSL, NSLIP, Organic, Reserve, Resvitale, Re-Body, Innovitamin, Organics Mgmt., Cocoawell, Fembody, Reserve Life and Innovita, collectively, the “Twinlab Companies”), entered into a Credit and Security Agreement, dated January 22, 2015, with MidCap Financial Trust (“MidCap Trust”), with respect to which Credit and Security Agreement and all related agreements MidCap Trust immediately thereafter assigned all of its rights and interests to MidCap Funding X Trust (“MidCap”), an affiliate of MidCap Trust (as so assigned and subsequently amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, that certain Amendment No. 2 to Credit Agreement and Limited Consent dated as of April 7, 2015, that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent, dated as of June 30, 2015, that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, and that certain Amendment No. 7 and Joinder Agreement to Credit and Security Agreement dated as of October 5, 2015, the “Credit Agreement”).

3

On January 28, 2016, the Twinlab Companies and MidCap entered into an Amendment No. 8 to Credit and Security Agreement (the “MidCap Eighth Amendment”). Pursuant to the MidCap Eighth Amendment, (i) definitions were added and the definition of “Permitted Debt” was amended to reflect the (a) Golisano Note and the transactions related thereto and (b) GH Note and the transactions related thereto and (ii) the definition of “Commitment Expiry Date” was amended to extend the term of the Credit Agreement by one year.

The foregoing description of the MidCap Eighth Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Penta Mezzanine SBIC Fund I, L.P.

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on November 18, 2014, (ii) Current Report on Form 8-K filed with the SEC on January 28, 2015, (iii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iv) Current Report on Form 8-K filed with the SEC on May 6, 2015, (v) Current Report on Form 8-K filed with the SEC on July 7, 2015, (vi) Current Report on Form 8-K filed with the SEC on September 15, 2015, and (vii) Current Report filed with the SEC on October 8, 2015, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of November 13, 2014, as amended by the First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder dated as of January 22, 2015, as further amended by the Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015, as further amended by the Third Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015, as further amended by the Fourth Amendment to Note and Warrant Agreement, Limited Consent and Limited Waiver dated as of June 30, 2015, as further amended by the Fifth Amendment to Note and Warrant Purchase Agreement and Limited Consent dated as of September 9, 2015, and as further amended by the Sixth Amendment to Note and Warrant Purchase Agreement dated October 5, 2015 and that certain Joinder Agreement dated as of October 30, 2015 (as so amended, the “Penta NWPA”), with Penta.

On January 28, 2016, the Twinlab Companies and Penta entered into a Seventh Amendment to Note and Warrant Agreement (the “Seventh Penta Amendment”). Pursuant to the Seventh Penta Amendment, the Penta NWPA was amended to (i) add definitions concerning the (a) Golisano Note and related transactions and (b) GH Note and related transactions and (ii) revise the (a) definition of “Indebtedness” and (b) provision concerning the entering into or modification of certain agreements to include the (x) Golisano Note and (y) GH Note.

The foregoing description of the Seventh Penta Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

4

JL-Mezz Utah, LLC

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015; (iv) Current Report on Form 8-K filed with the SEC on July 7, 2015, (v) Current Report on Form 8-K filed with the SEC on September 15, 2015, and (vi) Current Report on Form 8-K filed with the SEC on October 8, 2015, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of January 22, 2015, as amended by the First Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015, as further amended by the Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015, as further amended by the Third Amendment to Note and Warrant Agreement, Limited Consent and Limited Waiver dated as of June 30, 2015, as further amended by the Fourth Amendment to Note and Warrant Purchase Agreement and Limited Consent dated as of September 9, 2015, and as further amended by the Fifth Amendment to Note and Warrant Purchase Agreement dated as of October 5, 2015, that certain Joinder Agreement dated as of November 10, 2015 and the Limited Consent dated as of January 5, 2016 (as so amended, the “JL NWPA”), with JL-Mezz Utah, LLC (f/k/a JL-BBNC Mezz Utah, LLC) (“JL”).

On January 28, 2016, the Twinlab Companies and JL entered into a Sixth Amendment to Note and Warrant Agreement (the “Sixth JL Amendment”). Pursuant to the Sixth JL Amendment, the JL NWPA was amended to (i) add definitions concerning the (a) Golisano Note and related transactions and (b) GH Note and related transactions and (ii) revise the (a) definition of “Indebtedness” and (b) provision concerning the entering into or modification of certain agreements to include the (x) Golisano Note and (y) GH Note.

The foregoing description of the Sixth JL Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)	The information set forth in Item 1.01 regarding the (i) Golisano Note and (ii) GH Note is hereby incorporated by reference in answer to Item 2.03(a).

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the (i) Golisano Warrant and (ii) GH Warrant is hereby incorporated by reference in answer to Item 3.02.

The Company issued the above-referenced (i) Golisano Warrant and (ii) GH Warrant to Golisano LLC and GH LLC, respectively, in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance of the (i) Golisano Warrant and (ii) GH Warrant were exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act. The (i) Golisano Warrant and (ii) GH Warrant were issued directly by the Company and did not involve a public offering or general solicitation. Each of Golisano LLC and GH LLC were afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that each of Golisano LLC and GH LLC, immediately prior to the issuance of the above-referenced (i) Golisano Warrant and (ii) GH Warrant, respectively, had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. Each of Golisano LLC and GH LLC had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced (i) Golisano Warrant and (ii) GH Warrant.

5

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.112	Unsecured Promissory Note, dated January 28, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC.

Exhibit 10.113	Warrant, dated January 28, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.114	Unsecured Promissory Note, dated January 28, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of GREAT HARBOR CAPITAL, LLC.

Exhibit 10.115	Warrant, dated January 28, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

Exhibit 10.116	Amendment No. 8 to Credit and Security Agreement, dated as of January 28, 2016, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC and Joie Essance, LLC and MidCap Funding X Trust.

Exhibit 10.117	Seventh Amendment to Note and Warrant Purchase Agreement, dated as of January 28, 2016, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Speciality Distribution, LLC, and Joie Essance, LLC and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.118	Sixth Amendment to Note and Warrant Purchase Agreement, dated as of January 28, 2016, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Speciality Distribution, LLC, and Joie Essance, LLC and JL-Mezz Utah LLC (f/k/a JL-BBNC Mezz Utah, LLC).

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2016	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer

7

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.112	Unsecured Promissory Note, dated January 28, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC.

Exhibit 10.113	Warrant, dated January 28, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.114	Unsecured Promissory Note, dated January 28, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of GREAT HARBOR CAPITAL, LLC.

Exhibit 10.115	Warrant, dated January 28, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

Exhibit 10.116	Amendment No. 8 to Credit and Security Agreement, dated as of January 28, 2016, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC and Joie Essance, LLC and MidCap Funding X Trust.

Exhibit 10.117	Seventh Amendment to Note and Warrant Purchase Agreement, dated as of January 28, 2016, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Speciality Distribution, LLC, and Joie Essance, LLC and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.118	Sixth Amendment to Note and Warrant Purchase Agreement, dated as of January 28, 2016, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Speciality Distribution, LLC, and Joie Essance, LLC and JL-Mezz Utah LLC (f/k/a JL-BBNC Mezz Utah, LLC).

8